UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2016

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	333-181229	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(203) 723-3576

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification of Rights of Security Holders.

On May 4, 2016, Ekso Bionics Holdings, Inc. (the “Company”) completed a reverse split of its common stock, par value $0.001 (the “Common Stock”), at a ratio of one-for-seven (the “Reverse Split”).

As a result of the Reverse Split, every seven shares of the issued and outstanding Common Stock were automatically converted into one newly issued and outstanding share of Common Stock, without any change in the par value per share. Any fractional shares resulting from the Reverse Split have been rounded up to the nearest whole share. The Reverse Split has reduced the number of shares of Common Stock outstanding from approximately 113.3 million shares to approximately 16.2 million shares, and the number of authorized shares of Common Stock will be reduced from 500,000,000 shares to 71,428,571. The Company's Common Stock will begin trading on a split-adjusted basis at the market opening on May 5, 2016.

To effect the Reverse Split, the Company filed a Certificate of Change with the Secretary of State of Nevada pursuant to Nevada Revised Statutes Sections 78.207 and 78.209. Under Nevada law, the Company’s Articles of Incorporation were deemed amended at the effective time of the Reverse Split, 4:30 p.m. Eastern Time on May 4, 2016.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.  A copy of the Certificate of Change is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2016, the Company issued a press release announcing the Reverse Split.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing unless specifically provided otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description

3.1	Certificate of Change of Ekso Bionics Holdings, Inc. effective May 4, 2016

99.1	Press Release dated May 4, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By: /s/ Max Scheder-Bieschin
Name: Max Scheder-Bieschin
Title: Chief Financial Officer
Dated: May 4, 2016

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